SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------


Cash Account Trust                       Cash Reserves Fund Institutional
   Government & Agency                   DWS Money Market Prime Series
     Securities Portfolio                DWS Money Market Series
   Money Market Portfolio                NY Tax Free Money Fund
   Tax-Exempt Portfolio                  Tax-Exempt California Money Market Fund
Cash Management Fund Institutional          Premier Shares
Cash Reserve Fund, Inc.                  Tax Free Money Fund Investment
   Prime Series                             Premier Shares

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Important Information Regarding Each of the Above-Noted Funds/Portfolios

The Funds/Portfolios listed above are participating in the U.S. Treasury Department's (the "Treasury") Temporary Guarantee Program for Money Market Funds (the "Program").

The Program is designed to protect the value of accounts in the Fund/Portfolio as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date will not be covered by the Program. Any purchase of shares of the Funds/Portfolios for an account opened after September 19, 2008 will also not be covered under the Program. The Program guarantee will apply to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or
(ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee is triggered if the Fund's/Portfolio's net asset value per share falls below $0.995 -- which is commonly referred to as "breaking the buck" -- and the Fund/Portfolio is liquidated. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. As of the date of this supplement, ESF assets are approximately $49 billion. The Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Program was opened on September 29, 2008 and was initially set to terminate on December 18, 2008. The Treasury has extended the Program and the Program is set to terminate on April 30, 2009, unless extended by the Treasury. The Board of the Funds/Portfolios listed above approved continued participation in the Program. The Treasury may extend the program through the close of business on September 18, 2009. If the Program is extended beyond April 30, 2009, each Fund/Portfolio would need to pay an additional fee to participate and there can be no assurances that the Fund/Portfolio will continue to participate.

Each Fund/Portfolio will bear the expense of participating in the Program. The expense born by a share class of a Fund/Portfolio is determined by the product of: (i) the total shares outstanding of that particular share class as of September 19, 2008 valued at $1.00; and (ii) the applicable Program participation fee rate, which is based upon the market-based net asset value of the outstanding shares of the share class as of September 19, 2008. For the initial period ending December 18, 2008, the Program participation fee rate was equal to either 0.01% or 0.015%. For coverage under the Program beginning on December 19, 2008 and ending on April 30, 2009, the Program participation fee rate is equal to either 0.015% or 0.022%.

Neither this prospectus supplement, the above-referenced prospectuses, DWS Funds nor Deutsche Investment Management Americas Inc., the investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury. As of the date of this prospectus supplement, additional information about the Program, including the consequences of a Fund's/Portfolio's triggering the Program guarantee, is available at http://www.ustreas.gov.




               Please Retain This Supplement for Future Reference




December 10, 2008
MONEY-3602R
                                       2

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